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                                                                   EXHIBIT 10.18

                 AMENDED AND RESTATED 1993 SHARE INCENTIVE PLAN
                                       OF
                              CAMDEN PROPERTY TRUST


1.   PURPOSE.

     The purpose of this Plan is to benefit the Company's shareholders by encouraging high levels of performance by individuals who are key to the success of the Company and to enable the Company to attract, motivate and retain talented and experienced individuals essential to its continued success. This is to be accomplished by providing such individuals an opportunity to obtain or increase their proprietary interest in the Company's performance and by providing such individuals with additional incentives to remain with the Company.

2.   DEFINITIONS.

     The following terms, as used herein, shall have the meaning specified:

          "Additional Base Shares" shall have the meaning set forth in Section 9(a).

          "Additional Bonus Shares" shall have the meaning set forth in Section 9(a).

          "Affiliate" means (i) any corporation more than 50% of whose stock having general voting power is owned is by the Company or by another Affiliate of the Company and (ii) the Special Subsidiary.

          "Alternative Rights" shall have the meaning set forth in Section 6(a)(2).

         "Amendment Date" shall mean February 13, 1998.

         "Award" means an award granted pursuant to Section 6 hereof.

         "Base Shares" shall have the meaning set forth in Section 9(a).

          "Board" means the Board of Trust Managers of the Company as it may be comprised from time to time.

         "Bonus Shares" shall have the meaning set forth in Section 9(a).

         "Change in Control" shall have the meaning set forth in Section 8.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" means the Committee as defined in Section 3.

         "Company" means Camden Property Trust.

          "Conjunctive Rights" shall have the meaning set forth in Section 6(a)(2).

         "Consummation Date" means July 29, 1993.

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          "Director"  means any  person  who shall  from time to time serve as a member of the board of directors of any Affiliate.

          "Election Date" shall mean the date an Independent Trust Manager is first elected to the Board of Trust Managers.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          "Fair Market Value" means the closing price of the relevant security as reported on the composite tape of New York Stock Exchange issues (or such other reporting system as shall be selected by the Committee) on the relevant date, or if no sale of the security is reported for such date, the next following day for which there is a reported sale. The Committee shall determine the Fair Market Value of any security that is not publicly traded, using such criteria as it shall determine, in its sole discretion, to be appropriate for such valuation.

          "Incentive Exchange Right" shall have the meaning set forth in Section 9(a).

         "Incentive Payment" shall have the meaning set forth in Section 9(a).

          "Independent Trust Manager" means any Trust Manager who is not also an employee of the Company or any Affiliate; provided, that a Trust Manager who is a director or Trust Manager or a consultant, or both, but is not an employee also shall be an "Independent Trust Manager."

         "Initial Public Offering Price" means $22.00 per Share.

          "Insider" means any person who is subject to Section 16 of the Exchange Act.

          "ISO" means an incentive stock option within the meaning of Section 422 of the Code.

         "Limited Rights" shall have the meaning set forth in Section 6(d).

         "Option" means any option granted pursuant to Sections 6(a)(1) or (2)

          "Participant" means any person who has been granted an Award pursuant to this Plan.

          "Performance Share Award" shall have the meaning set forth in Section 6(c).

         "Performance Unit" shall have the meaning set forth in Section 6(c).

         "Reload Option" shall have the meaning set forth in Section 6(a)(7).

          "Restricted Shares" means the Shares issued as a result of a Restricted Share Award.

          "Restricted Share Award" means a grant of the right to purchase Shares pursuant to Section 6(b) hereof. Such Shares, when and if issued, shall be subject to such transfer restrictions and risk of forfeiture as the Committee shall determine at the time the Award is granted, until such specific conditions are met. Such conditions may be based on continuing employment or achievement of pre-established performance objectives, or both.

         "Rights" shall have the meaning set forth in Section 6(a)(2).

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          "Section 16" means  Section 16 of the  Exchange  Act or any  successor regulation and the rules promulgated thereunder by the Securities and Exchange Commission, as they may be amended from time to time.

          "Shares" means the common shares of beneficial interest of the Company, par value $.01 per share.

         "Special Subsidiary" means Apartment Connection, Inc.

          "Spread" means (i) with respect to Conjunctive Rights and Alternative Rights, the excess of the Fair Market Value of one Share on the date of exercise of such Rights over the purchase price per Share payable under the related Option and (ii) with respect to Rights not granted in connection with an Option, the excess of the Fair Market Value of one Share on the date of exercise of such Rights over the Fair Market Value of one Share on the date such Rights were granted.

          "Texas Act" shall mean the Texas Real Estate Investment Trust Act, as amended from time to time.

          "Trust Manager" means any person who shall from time to time be a member of the Board of Trust Managers of the Company.

3.    ADMINISTRATION AND INTERPRETATION.

     (a) ADMINISTRATION. The Plan shall be administered by a Committee which shall consist of two or more Independent Trust Managers, each of whom shall be a "non-employee director" within the meaning of Rule 16b 3(b)(3)(i) of the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Board may from time to time remove and appoint members of the Committee in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may prescribe, amend and rescind rules and regulations for administration of the Plan and shall have full power and authority to construe and interpret the Plan. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members present at a meeting or the acts of a majority of the members evidenced in writing shall be the acts of the Committee. The Committee may correct any defect or any omission or reconcile any inconsistency in the Plan or in any Award or grant made hereunder in the manner and to the extent it shall deem desirable.

     The Committee shall have the full and exclusive right to grant all Awards under this Plan, which may be Options, Rights, Limited Rights, Restricted Share Awards, Dividend Equivalent Rights, Performance Units and Performance Share
Awards. In granting Awards, the Committee shall take into consideration the contribution the individual has made or may make to the success of the Company or its Affiliates and such other factors as the Committee shall determine. The Committee shall periodically determine the Participants in the Plan and the nature, amount, pricing, time, and other terms of Awards to be made to such individuals, subject to the other terms and provisions of the Plan. The
Committee shall also have the authority to consult with and receive recommendations from officers and other individuals of the Company and its Affiliates with regard to these matters. In no event shall any individual, his legal representative, heirs, legatees, distributees, or successors have any right to participate in the Plan except to such extent, if any, as the Committee shall determine.

     The Committee may from time to time in granting Awards under the Plan prescribe such other terms and conditions concerning such Awards as it deems appropriate, including, without limitation, the achievement of specific goals established by the Committee, provided that such terms and conditions are not more favorable to any individual than those expressly set forth in the Plan.

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     The  Committee  may delegate to the officers of or  individuals  associated with the Company the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority with respect to substantive decisions or functions regarding the Plan or Awards thereunder as these relate to
Insiders,   including  but  not  limited  to  decisions  regarding  the  timing, eligibility, pricing, amount or other material term of such Awards.

     (b) INTERPRETATION. The Committee shall have the power to interpret and administer the Plan. All questions of interpretation with respect to the Plan, the number of Shares or other security, Rights, or units granted, and the terms of any Award shall be determined by the Committee and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award and this Plan, the terms of this Plan shall govern. It is the intent of the Company that this Plan and Awards hereunder satisfy and be interpreted in a manner that, in the case of participants who are or may be Insiders, satisfies the applicable requirements of Rule 16b-3 of the Exchange Act, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 and will not be subjected to liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3(b), that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to insiders.

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     (c)  LIMITATION ON LIABILITY.  Neither the Committee nor any member thereof
shall  be  liable  for  any  act,  omission,  interpretation,   construction  or
determination made in connection with the Plan in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent permitted by law. The members of the Committee shall be named as insureds under any directors and officers (or similar) liability insurance coverage which the Company may have in effect from time to time.

4.   ELIGIBILITY.

     The class of persons who are potential recipients of Awards granted under this Plan consist of the (i) Independent Trust Managers, (ii) directors of Affiliates, (iii) key employees of the Company or any Affiliate, and (iv) consultants to the Company or any Affiliate, in each case (other than in the case of clause (i)), as determined by the Committee from time to time. The Independent Trust Managers, directors, key employees and consultants to whom Awards are granted under this Plan, and the number of Shares subject to each such Award, shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of this Plan. Persons to whom Awards may be granted include key employees, consultants and directors who are also Trust Managers. No Award may be granted to an Independent Trust Manager other than in accordance with Section 6(b)(5).

5.   SHARES SUBJECT TO GRANTS UNDER THE PLAN.

     (a) LIMITATION ON NUMBER OF SHARES. The Shares subject to grants of Awards shall be authorized but unissued Shares, and such Shares, if any, held as "treasury stock" by the Company. Subject to adjustment as hereinafter provided, the aggregate number of Shares as which Awards may be granted under the Plan shall not exceed 10% of the total number of Shares outstanding at any time.

     Shares ceasing to be subject to an Award because of the exercise of an Option or Right or the vesting of an Award shall no longer be subject to any further grant under the Plan. However, if any outstanding Option or Right, in whole or in part, expires or terminates unexercised or is canceled or if any Award, in whole or in part, expires or is terminated or forfeited, for any reason prior to May 27, 2003, the Shares allocable to the unexercised, terminated, canceled or forfeited portion of such Award may again be made the subject of grants under the Plan; provided, however, that if the Participant receives the benefits of ownership of any Shares (which includes the receipt of dividends, but does not include the right to vote such Shares), such Shares may not again be made the subject of grants under the Plan and provided, further, that with respect to any Option or Rights granted to any Participant who is a "covered person" as defined in Section 162(m) of the Code and the regulations promulgated thereunder that is canceled, the number of Shares subject to such Option and/or Rights shall continue to count against the maximum number of Shares which may be the subject of Options and for Rights granted to such Participant.

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     For the purposes of computing the total number of Shares  granted under the
Plan, the following rules shall apply to Awards payable in Shares or other securities, where appropriate:

          (i) except as provided in (v) of this Section, each Option shall be deemed to be the equivalent of the maximum number of Shares that may be issued upon exercise of the particular Option;

          (ii) except as provided in (v) of this Section, each other Share-based Award payable in some other security shall be deemed to be equal to the number of Shares to which it relates;

          (iii) except as provided in (v) of this Section, where the number of Shares available under the Award is variable on the date it is granted, the number of Shares shall be deemed to be the maximum number of Shares that could be received under that particular Award;

          (iv) where Alternative Rights are granted in connection with an Option, only the number of Shares subject to the Option shall be counted, and any Shares as to which such Option is canceled due to the exercise of such Alternative Rights shall not again be available for further grants under the Plan; and

          (v) each Share awarded or deemed to be awarded under the preceding subsections shall be treated as Shares, even if the Award is for a security other than Shares.

     (b) ADJUSTMENTS OF AGGREGATE NUMBER OF SHARES. The aggregate number of Shares stated in Section 5(a) shall be subject to appropriate adjustment, from time to time, in accordance with the provisions of Section 7 hereof.

6.    AWARDS.

     (a)  OPTIONS AND RIGHTS.

          (1) GRANTS OF OPTIONS. Options granted under the Plan may be either ISOs or non-qualified stock options. At the time an Option is granted, the Committee may, in its discretion, designate whether such Option
          (i) is to be an ISO, or (ii) is not to be treated as an ISO for purposes of this Plan and the Code. No Option which is intended to qualify as an ISO shall be granted under this Plan to any individual who, at the time of such grant, is not an employee of the Company or an Affiliate.

               Notwithstanding any other provision of the Plan to the contrary, to the extent that the aggregate Fair Market Value (determined at the date an Option is granted) of the Shares with respect to which an Option intended to be an ISO (and any other ISO granted to the holder under the Plan or any other plans of the Company or an Affiliate) first becomes exercisable during any calendar year exceeds $100,000, such Option shall be treated as an Option which is not an ISO. Options with respect to which no designation is made by the Committee shall be deemed to be ISOs to the extent that the $100,000 limitation described in the preceding sentence is met. This paragraph shall be applied by taking Options into account in the order in which they are granted.

               No ISO shall be granted to any person who, at the time of the grants, owns Shares possessing more than 10% of the total combined voting power of the Company or an Affiliate (other than the Special Subsidiary) of the Company, unless (i) on the date such ISO is granted, the Option price is at least 110% of the Fair Market Value per Share subject to the ISO and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date such ISO is granted.

               The purchase price per Share pursuant to the exercise of any Option shall be fixed by the Committee at the time of grant; provided, however, that the purchase price per (regardless of whether such Option is an ISO or a non-qualified Option) shall not be less than the Fair Market Value of a Share on the date on which the Option is granted. In addition, the Committee shall designate the number of
          Shares, the terms and conditions (which may include, without limitation, the achievement of specific goals), with respect to Options granted under the Plan. Options may be granted by the Committee to any eligible at any time and from time to time.

               The form of Option shall be as determined from time to time by the Committee. A certificate of Option signed by the Chairman of the Board or the President or Vice President and attested by the Treasurer or an Assistant Treasurer or Secretary or an Assistant Secretary of the Company shall be delivered to each person to whom Options are granted.

          (2) GRANTS OF RIGHTS. The Committee shall have the authority in its discretion to grant to any eligible person Rights which may be granted separately or in connection with an Option (either at the time of grant or, with respect to a non-qualified Option, at any time during the term of the Option). Rights granted in connection with an Option shall be granted with respect to the same number of Shares then covered by the Option and may be exercised, as determined by the Committee in its discretion at the time of the grant of the Rights, either in conjunction with, or as an alternative to, the exercise of the related Option; provided, however, that Rights granted in connection with an ISO can only be exercised as alternative to the exercise of the ISO.

               Rights granted in connection with an Option that entitle the holder thereof to receive payment from the Company only if and to the extent that the related Option is exercisable and is exercised are referred to herein as "Conjunctive Rights." Upon any exercise of an Option in respect of which Conjunctive Rights shall have been granted, the holder of the Conjunctive Rights shall be entitled to receive payment of an amount equal to the product obtained by multiplying (i) the Spread, or such percentage or portion of the Spread as shall be determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the related Option shall have then been so exercised. Notwithstanding any provision of the Plan to the contrary, Conjunctive Rights may not be granted in relation to an ISO.

               Rights granted in connection with an Option that entitle the holder thereof to receive payment from the Company only if, and to the extent that, the related Option is exercisable, by surrendering the Option with respect to the number of Shares as to which such Rights are then exercised are referred to herein as "Alternative Rights." Notwithstanding the preceding sentence, any Alternative Rights that relate to an ISO may be exercised only at such times that there is a positive Spread. Upon any exercise of Alternative Rights, the holder thereof shall be entitled to receive payment of an amount-equal to the-product obtained by multiplying (i) the Spread, or such percentage or portion of the Spread as shall be determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the Alternative Rights shall have then been so exercised.

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               Rights  granted  without  relationship  to  an  Option  shall  be exercisable at such rate as determined by the Committee. Such Rights shall entitle the holder, upon the exercise thereof, to receive payment from the Company of an amount equal to the product obtained by multiplying (i) the Spread, or such percentage or portion of the Spread as shall be determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the Rights shall have then been so exercised.

               Notwithstanding anything contained herein, the Committee may, in its sole discretion, limit the amount payable upon the exercise of Rights. Any such limitation shall be determined as of the date of grant and noted on the certificate evidencing the grant of the Rights.

               Payment of the amount determined hereunder upon the exercise of any Rights shall be made solely in cash, or solely in Shares valued at their Fair Market Value on the date of exercise of the Rights, or in a combination of cash and Shares, as the holder may elect, provided that any election by the holder shall be subject to approval by the Committee. No fractional Shares shall be issued by the Company, and settlement therefor shall be made in cash.

               Notwithstanding any other provision of the Plan or of the Rights, for purposes of determining the amount of the Spread in the case of a holder of Rights who is an Insider, the Committee, in its sole discretion, may designate a single Fair Market Value per Share with respect to all such holders who exercise Rights during any single ten day period; provided, however, that the Fair Market Value per Share designated by the Committee during any such period shall in no event be greater than the highest Fair Market Value per Share on any day during such period or less than the lowest Fair Market Value per Share on any day during such period.

               The form of Rights shall be as determined from time to time by the Committee. A certificate of Rights signed by the Chairman of the Board or the President or a Vice President and attested by the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary, of the Company shall be delivered to each person to whom Rights are granted.

               The Committee may fix such waiting periods, exercise dates or other limitations as it shall deem appropriate with respect to Rights granted under the Plan including, without limitation, the achievement of specific goals; provided, however, that each Right granted hereunder shall be exercisable only upon consent of the Committee.

          (3) PAYMENT OF OPTION EXERCISE PRICE. Upon exercise of an Option, the full Option purchase price for the Shares with respect to which the Option is being exercised shall be payable to the Company, (i) in cash or by a check payable and acceptable to the Company or (ii) subject to the approval of the Committee, by tendering to the Company Shares owned by the holder for at least six months having an aggregate Fair Market Value per Share as of the date of exercise and tender which is not greater than the full Option purchase price for the Shares with respect to which the Option is being exercised and by paying the remainder of the Option purchase price as provided in (i) above; however, the Committee may, upon confirming that the holder owns the number of additional Shares being tendered, authorize the issuance of a new certificate for the number of Shares being acquired pursuant to the exercise of the Option less the number of Shares being tendered upon the exercise and return to the holder (or not require surrender of) the certificate for the Shares being tendered upon the exercise.

          Notwithstanding the preceding, a holder may not use any Shares acquired pursuant to an Award granted under this Plan (or any other plan maintained by the Company or any Affiliate) unless the holder has beneficially owned such Shares for at least six months. Payment instruments will be received subject to collection. In addition to the foregoing methods of payment, the full Option purchase price for Shares with respect to which the Option is being exercised may be payable to the Company by such other methods as the Committee may permit from time to time.

          (4) TERM. The term of each Option and Right shall be determined by the Committee at the date of grant; provided, however, that each Option that is an ISO shall, notwithstanding anything in the Plan to the contrary, expire not more than ten years from the date the Option is granted (or five years from the date of grant to the extent required under Section 6(a)(1)) or, if earlier, the date specified in the certificate evidencing the grant of such Option. An Option that is a non-qualified stock option shall expire not more than ten years from the date the Option is granted, or if earlier, the date specified in the certificate evidencing the grant of such Option. A Right not granted in connection with an Option shall expire not more than ten years from the date the Right is granted or, if earlier, the date specified in the certificate evidencing the grant of the Right.

          (5) TERMINATION OF EMPLOYMENT OR RELATIONSHIP. In the event that a Participant's employment or relationship with the Company and its Affiliates shall terminate, for reasons other than (i) retirement pursuant to a retirement plan or policy of the Company or one of its Affiliates ("retirement"), (ii) permanent disability as determined by the Committee based on the opinion of a physician selected or approved by the Committee ("permanent disability") or (iii) death, the Participant's Options and Rights shall be exercisable by him or her, subject to subsection (4) above, only within 90 business days after such termination, but only to the extent the Option or Right was exercisable immediately prior to such termination.

               If, however, any such termination is due to retirement or permanent disability, the Participant shall have the right, subject to the provisions of subsection (6) above, to exercise his or her Option and Rights at any time within the three month period commencing on the day next following such termination. Whether any termination is due to retirement or permanent disability, and whether an authorized leave of absence on military or government service or for other reasons shall constitute a termination for the purpose of the Plan, shall be determined by the Committee.

               If a Participant shall die while entitled to exercise an Option or Rights, the Participant's estate, personal representative or beneficiary, as the case may be, shall have the right, subject to the provisions of subsection (4) above, to exercise the Option at any time within six months from the date of the holder's death.

               If the employment, consulting arrangement or service of any Participant with the Company or an Affiliate shall be terminated because of the Participant's violation of the duties of such employment, consulting arrangement or service with the Company or an Affiliate as he or she may from time to time have, the existence of which violation shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive) all unexercised Options of such Participant shall terminate immediately upon such termination of such Participant's employment, consulting arrangement or service with the Company and all Affiliates, and a Participant whose employment, consulting arrangement or service with the Company and Affiliates is so terminated, shall have no right after such termination to exercise any unexercised Option he or she might have exercised prior to termination of his or her employment, consulting arrangement or service with the Company and Affiliates.

          (6) OPTIONS GRANTED BY OTHER CORPORATIONS. Options may be granted under the Plan from time to time in substitution for stock options held by employees and directors of corporations who become key employees or Trust Managers or directors of the Company or of any Affiliate as a result of any "corporate transaction" as defined in the Treasury Regulations promulgated under Section 424 of the Code.

     (b)  RESTRICTED SHARE AWARDS.

          (1) AWARDS OF RESTRICTED SHARES. Restricted Share Awards may be awarded by the Committee to any individual eligible to receive the same, at any time and from time to time before May 27, 2003. In addition, and without limiting the generality of the foregoing, the Committee shall grant to any individual who is entitled to receive a bonus under the Company's ash bonus incentive plan, a Restricted Share Award with respect to Shares having a Fair Market Value on the date of the grant of such Restricted Share Award equal to a specified percentage determined by the Committee of the amount of such individual's bonus, provided that such individual has made an irrevocable election, at least six months prior to the date of the grant of such Restricted Share Award, to receive such Restricted Share Aware in lieu of such bonus.

          (2) PURCHASE PRICE UNDER RESTRICTED SHARE AWARDS. The purchase price of Restricted Shares to be purchased pursuant to a Restricted Share Award shall be fixed by the Committee at the time of the grant of the Restricted Share Award; provided, however, that such purchase price shall not be less than the par value per Share of the Shares subject to the Restricted Share Award. The Committee shall specify, within its discretion, the time and manner in which payment of such purchase price shall be paid.

          (3) DESCRIPTION OF RESTRICTED SHARES. All Restricted Shares purchased by an eligible person shall be subject to the following conditions:

                       (i) Restricted Shares shall be subject to such restrictions, terms and conditions as the Committee may establish, which may include, without limitation, "lapse" and "non-lapse" restrictions (as such terms are defined in regulations promulgated under Section 83 of the Code) and the achievement of specific goals;

                       (ii) the Restricted Shares may not be sold, exchanged, pledged, transferred, assigned or otherwise encumbered or disposed of until the terms and conditions set by the Committee at the time of the grant of the Restricted Share Award have been satisfied;

                       (iii) each certificate representing Restricted Shares issued pursuant to this Plan shall bear a legend making appropriate reference to the following:

                       "the Shares represented by this certificate have been issued pursuant to the terms of the 1993 Share Incentive Plan of Camden Property Trust and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated ____________, ________________;" and

                       (iv) except as set forth in Section 8 of this Plan, no Restricted Shares granted pursuant to this Plan shall be subject to vesting requirements over a period of less than three years.

               If a certificate representing Restricted Shares is issued to an individual (whether or not escrowed as provided below), the individual shall be the record owner of such Shares and and shall have all the rights of a shareholder with respect to such Shares (unless the Restricted Share Award specifically provides otherwise), including the right to vote and the right to receive dividends or other dividends made or paid with respect to such Shares.

               In order to enforce the restrictions, terms and conditions that may be applicable to a Participant's Restricted Shares, the Committee may require the Participant, upon the receipt of a certificate or certificates representing such Shares, or at any time thereafter, to deposit such certificate or certificates, together with stock powers and other instruments of transfer, appropriately endorsed in blank, with the Company or an escrow agent designated by the Company under an escrow agreement, which may be a part of a Restricted Share Award, in such form as shall be determined by the Committee.

               After the satisfaction of the terms and conditions set by the Committee with respect to Restricted Shares issued to an individual, and provided the Restricted Shares are not subject to a non-lapse restriction, a new certificate, without the legend set forth above, for the number of Shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the individual. If such terms and conditions are satisfied as to a portion, but fewer than all, of such Shares, the remaining Shares issued with respect to such Award shall either be reacquired by the Company or, if appropriate under the terms of the award applicable to such Shares, shall continue to be subject to the restrictions, terms and conditions set by the Committee at the time of Award.

          (4) TERMINATION OF EMPLOYMENT OR RELATIONSHIP. If the employment or relationship with the Company and its Affiliates of a holder of a Restricted Share Award is terminated for any reason before satisfaction of the terms and conditions for the vesting (within the meaning of Section 83 of the Code) of all Shares subject to the Restricted Share Award, the number of Restricted Shares not theretofore vested shall be reacquired by the Company and forfeited, and the purchase price paid for such forfeited Shares by the holder shall be returned to the holder. If Restricted Shares issued shall be reacquired by the Company and forfeited as provided above, the individual, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Company the certificates representing such Shares, accompanied by such instrument of transfer, if any, as may reasonably be required by the Company.

          (5) RESTRICTED SHARE AWARDS TO INDEPENDENT TRUST MANAGERS. Each Independent Trust Manager shall be granted a Restricted Share Award on or her Election Date. Thereafter, each Independent Trust Manager shall be granted a Restricted Share Award of 2,000 or up to 2,225 Shares, at the discretion of the Board of Trust Managers, on each anniversary of the Election Date for so long as the individual remains an Independent

          Trust Manager. The Restricted Shares granted on an Election Date under this Section 6(b)(5) shall vest at the rate of 20% on each anniversary of the Election Date over a five year period. Notwithstanding the preceding sentences, all or any part of any Restricted Shares granted pursuant to this Section 6(b)(5) shall immediately vest (but in no event during the six-month period commencing on the date of grant) in the event of the holder's retirement from the Company and all Affiliates on or after his or her 65th birthday, the holder's permanent disability (within the meaning of Section 22(e)(3) of the Code), or the holder's death. All or any part of any Restricted Shares granted pursuant to this Section 6(b)(5) also shall vest (but in no event during the six-month period commencing on the date of grant) upon the occurrence of a Change in Control (as defined in Section 8) while the holder is serving as a Trust Manager of the Company. Any Restricted Shares granted pursuant to this Section 6(b)(5) to the extent unvested, shall terminate immediately upon the holder's ceasing to serve as a Trust Manager of the Company (for reasons other than retirement, permanent disability or death as described above). To the extent the Board shall appoint a "Lead Independent Trust Manager," such person shall additionally be entitled to receive on the date of appointment and on the first anniversary date thereafter, a Restricted Share Award of 2,000 Shares. Thereafter, on each anniversary date, the Lead Independent Trust Manager will receive a Restricted Share Award of 1,000 Shares.

               No grants of Restricted Shares or any other grants under this Plan may be made to an Independent Trust Manager except in accordance with this Section 6(b) (5). Notwithstanding any other provision of the Plan to the contrary, the provisions of this Section 6(b)(5) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules or regulations promulgated thereunder.

     (c)  PERFORMANCE UNITS AND PERFORMANCE SHARE AWARDS.

          (1) AWARDS. Awards may be granted in the form of Performance Units or Performance Share Awards. Performance Units are units valued by reference to designated criteria established by the Committee, other than Shares. Performance Share Awards are Shares expressed in terms of, or valued by reference to, a Share. Awards of Performance Units and Performance Share Awards shall refer to a commitment by the Company to make a distribution to the Participant or to his or her beneficiary depending on (i) the attainment of the performance objectives and other conditions established by the Committee and (ii) the base value of the Performance Unit or Performance Share Award, respectively, as established by the Committee.

          (2) SETTLEMENT. Settlement of Performance Units and Performance Share Awards may, in the sole discretion of the Committee, be in cash, in Shares (held for at least six months), or a combination thereof. The Committee may designate a method of converting Performance Units into Shares, including but not limited to a method based on the Fair Market Value over a series of consecutive trading days. Prior to the settlement of any Performance Unit or Performance Share Award in Shares, the recipient of such Award shall pay to the Company an amount of cash equal to, at a minimum, the par value per Share multiplied by the number of Shares to be issued.

          (3) NO RIGHTS AS A SHAREHOLDER. Participants shall not be entitled to exercise any voting rights or to receive any interest or dividends with respect to Performance Units or Performance Share Awards.

     (d)  LIMITED RIGHTS.

     The Committee shall have the power to grant limited Rights ("Limited Rights") which shall be a part of an Award. Limited Rights shall provide for the automatic cash payment to the holder of the Award equal to the Spread (or other determination of the value of the Award as fixed by the Committee) upon the occurrence of a Change in Control (as defined Section 8) on the dated fixed by the Committee at the time of the grant of such Limited Right. Limited Rights may provide that Committee approval is not required for the exercise of such Limited Right.

     (e)  DIVIDENDS AND DIVIDEND EQUIVALENTS.

     An Award (including without limitation an Option Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Shares subject to the Award (both before and after the Shares subject to the Award are earned, vested or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Shares as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in Shares, may be subject to such conditions, restrictions and contingencies as the Committee shall establish.

     (f)  CONSIDERATION FOR AWARDS.

     Subject to the requirements of the Texas Act, the Company shall obtain such consideration for the grant of an Award under this Section 6 as the Committee in its discretion may determine.

7.   ADJUSTMENT PROVISIONS.

     If, prior to the complete exercise of any Option, or prior to the expiration or lapse of all of the restrictions and conditions imposed pursuant to a Restricted Share Award, there shall be declared and paid a dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified, or in any way substituted for, then (i) in the case of an Option, the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or cash or other property subject to the terms of the Option to which he would have been entitled had he actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder; and
(ii) in the case of Restricted Shares issued pursuant to a Restricted Share Award, the holder of such Award shall receive, subject to the same restrictions and other conditions of such Award as determined pursuant to the provisions of
Section 6(b), the same securities or other property as are received by the holders of the Company's Shares pursuant to such dividend, split-up, conversion, exchange, reclassification or substitution. Any fractional Shares or securities payable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such Shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Awards remain to be issued, or with respect to which Awards may be reissued, shall be adjusted in a similar manner.

     In addition to the adjustments provided for in the preceding paragraph, upon the occurrence of any of the events referred to in said paragraph prior to the complete exercise of any Rights or Limited Rights, or prior to the complete expiration of the vesting period with respect to Performance Units or a Performance Share Award, the Committee, in its sole discretion, shall determine the amount of cash and/or number of Shares or other property to which the holder of the Rights shall be entitled upon their exercise, or to which the holder of the Performance Units or Performance Share Award shall be entitled upon the expiration of the vesting period, so that there shall be no increase or dilution in the cash and/or value of the Shares or other property to which the holder of Rights or of Performance Units or a Performance Share Award shall be entitled by reason of such events.

     Notwithstanding any other provision of the Plan, in the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or outstanding Shares, the Committee may make such equitable adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Awards as it shall deem appropriate to prevent dilution or enlargement of rights.

8.    ACCELERATION.

     Notwithstanding any other provision of the Plan to the contrary, all or any part of any remaining unexercised Options and Rights granted to any person may be exercised in the following circumstances (but in no event during the six month period commencing on the date granted) and all or any part of any other Award not theretofore vested shall vest: (a) with respect to Options or Rights only, immediately upon (but prior to the expiration of the term of the Option or Rights) retirement, (b) subject to the provisions of Section 6 hereof, upon the permanent disability or death of the holder, (c) upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration, or (d) upon a Change in Control as defined below in which case the date on which such immediate exercisability and accelerated vesting shall occur (the "Acceleration Date".) shall be the date of the occurrence of the Change in Control.

     A "Change in Control" shall be deemed to have occurred if:

                  (a) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Shares in the Company) together with its "affiliates" and "associates" (as such terms are defined in Rule 12b-2 of the Exchange Act) makes a tender or exchange offer for or is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), or has become the beneficial owner during the most recent twelve-month period ending on the date of the most recent acquisition by such person directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities; or

                  (b) during any period of two consecutive years (not including any period prior to the effective date of this Plan), individuals who at the beginning of such period constitute the Board, and any new Trust Manager (other than a Trust Manager designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a),
                  (c) or (d) of this definition) whose election by the Board or nomination-for election by the Company's shareholders was approved by a vote of at least two-thirds of the Trust Managers then still in office who either were Trust Managers at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

                  (c) the shareholders of the Company approve a merger or consolidation of the Company with any other company other than
                  (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or

                  (d) the shareholders of the Company adopt a plan of complete liquidation of the Company or approve an agreement for the sale, exchange or disposition by the Company of all or a significant portion of the Company's assets. For purposes of this clause (d), the term "the sale, exchange or disposition by the Company of all or a significant portion of the Company's assets" shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or any subsidiary of the Company (including the stock of any subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefore or by such other method as the Board determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than 33-1/3% of the Fair Market Value of the Company (as hereinafter defined). For purposes of the preceding sentence, the "fair market value of the Company" shall be the aggregate market value of the outstanding shares of beneficial interest of the Company (on a fully diluted basis) plus the aggregate market value of the Company's other outstanding equity securities. The aggregate market value of the Shares shall be determined by multiplying the number of Shares (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average closing price of the Shares for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the Shares or by such other method as the Board shall determine is appropriate.

     Notwithstanding the foregoing, (except as provided otherwise in an Award) a Change in Control shall not be deemed to have occurred if, prior to the time a Change in Control would otherwise be deemed to have occurred pursuant to the above provisions, the Board determines otherwise.

9.   RELOAD FEATURE.

                  (a) Automatically upon vesting of 20,000 or more Options, the Participant holding such vested Options shall have the right (the "Incentive Exchange Right") to exercise (at any time during the time period the Options are exercisable) any such vested Options. The exercise price for the Options must be paid with Shares held by the Participant for at least six months. Upon the exercise of the Options, the Participant shall receive Shares covered by the exercised Options. Rather than issuing the Participant the full number of Shares, the Company shall have the right to net the Shares to be issued against the Shares being surrendered by the Participant as payment for the exercise price, i.e., upon receipt of proof that the Shares have been held for at least six months, the

                  Company shall direct that the Participant retain such Shares. The Company shall then issue to the Participant Shares (the "Incentive Payment") having a Fair Market Value equal to the difference between the Fair Market Value of the Shares underlying the exercised Options on the date the Incentive Exchange Right is exercised and the exercise price of the exercised Options. The Participant shall have the right to receive bonus Shares by depositing 25% of the Incentive in Shares (the "Base Shares") with the Company. With respect to the Base Shares, the Participant will receive bonus Shares (the "Bonus Shares") in an amount equal to the number of Base Shares multiplied by 25%. The Bonus Shares shall be restricted and the restrictions shall lapse as follows:

                                    Year One - 10%
                                    Year Two - 10%
                                    Year  Three - 80%

     The Base Shares received by the Participant will be held by the Company until the Bonus Shares vest in full; provided, however, the Participant may elect at any time (upon written notice to the Company) to have the Company issue the Base Shares to the Participant. If the Participant elects to receive the Base Shares prior to the vesting of the Bonus Shares, all unvested Bonus Shares shall be forfeited to the Company.

     The Participant shall receive the remaining 75% of the Incentive Payment in Shares ("Additional Base Shares"). Any Additional Base Shares shall be issued directly to the Participant. With respect to the Additional Base Shares, the Participant shall likewise receive bonus Shares (the "Additional Bonus Shares") in an amount equal to the number of Additional Base Shares multiplied by 35%. The Additional Bonus Shares shall be restricted and the restrictions shall lapse as follows:

                                    Year One - 10%
                                    Year Two - 10%
                                    Year Three - 10%
                                    Year Four - 10%
                                    Year Five - 60%

     All restricted Shares received under this Section 9(a) and all Base Shares held by the Company for the Participant shall have the same rights with respect to voting and dividends as Restricted Shares awarded under this Plan.

                  (b) Upon exercise of the Incentive Exchange Right, the number of Options as to which such rights were exercised shall be "reloaded" and reissued to the Participant who exercised the Incentive Exchange Right, such Options to represent the right to purchase a number of Shares equal to the number of Options exercised less the number of Shares received as the Incentive Payment. Upon being reloaded, each Option shall again represent the right to purchase a Share at an exercise price equal to the Fair Market Value of the Share on the date of the reload (the date of notice of exercise of the Incentive Exchange Right). Vesting shall begin with respect to the reloaded Options on the date of issuance of the reloaded Options and the vesting term shall be the same as the surrendered Options (i.e., ten years).

                  (c)  Notwithstanding anything herein to the contrary:

                      (i)   Options may be reloaded only once;

                      (ii) the maximum Fair Market Value of Incentive Payments that may be made by the Company in any calendar year is $1,000,000 per person;

                      (iii) the maximum Incentive Payments in Shares that any officer, Trust Manager or 5% or more shareholder may receive under this Section 9 is limited to an amount equal to 1% of the Company's outstanding Shares on the Amendment Date; and

                      (iv) the maximum amount of Incentive Payments that may be paid in Shares under this Section 9 is limited to an amount equal to 5% of the Company's outstanding Shares on the Amendment Date.

     If a Participant gives notice of his or her intention to exercise his or her Incentive Exchange Right and the Company has already paid its maximum amount of Incentive Payments under items (iii) or (iv) above, the election under this
Section 9 shall be automatically revoked.


     Following is an example reload exercise:

     Participant A holds options to purchase 40,000 shares at a price of $20 per share. All of the options have vested. Participant A elects to exercise 30,000 of his options to purchase shares via a Reload transaction pursuant to Section 9 of the Amended and Restated 1993 Share Incentive Plan. These options were granted for 10 years and currently have 4 years until expiration. The Company's shares are currently trading at $28 per share, and the Participant can prove that he owns 25,000 shares that he has held for six months or longer.

     The results of the Reload are as follows:

Option exercise price (30,000 X $20 = $600,000)                 $600,000
        ($600,000 / $28 = 21,429 shares)            in the form of 21,429 shares

     {Since Participant A owns at least 21,429 shares which have been held for more than 6 months, he is able to exercise the Reload. He has chosen to exercise on a "net" basis, and therefore is not required to deliver the actual physical securities, but rather must only prove ownership.}

Incentive Payment  {($28-$20) X 30,000 shares]                     $240,000
         ($240,000 / $28 = 8,571 shares)             in the form of 8,571 shares

Base Shares (8,571 X 25% = 2,143 shares)                            2,143 shares

Bonus Shares (2,143 X 25% = 536 shares)                               536 shares
         (vesting over 3 years - 10%, 10%, 80%)

Additional Shares (8,571 X 75% = 6,428 shares)                      6,428 shares

Additional Bonus Shares (6,428 X 35% = 2,250 shares)                2,250 shares
         (vesting over 5 years - 10%, 10%, 10%, 10%, 60%)

Reloaded Options priced at $28 per share,
  expiring 10 years later.                                        21,429 options
     (30,000 shares purchased - 8,571 Incentive Payment Shares = 21,429)

10.   PARTICIPANT'S AGREEMENT.

     If, at the time of the exercise of any Option or Right or the granting or vesting of an Award, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any then applicable laws or regulations

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relating to the sale of securities, that the individual exercising the Option or
Right or receiving the Award shall agree to hold any Shares issued to the individual for investment and without any present intention to resell or distribute the same and that the individual will dispose of such Shares only in compliance with such laws and regulations, the individual will, upon the request of the Company, execute and deliver to the Company a further agreement to such effect.

11.  WITHHOLDING TAXES.

     No Award may be exercised and no distribution of Shares or cash pursuant to an Award may be made under the Plan until appropriate arrangements have been made by the holder with the Company for the payment of any amounts that the Company may be required to withhold with respect thereto, which arrangements may include the tender of previously owned Shares or the withholding of Shares issuable pursuant to such Award.

12.  TERMINATION OF AUTHORITY TO MAKE GRANT.

     No Awards will be granted pursuant to this Plan after May 27, 2003.

13.  AMENDMENT AND TERMINATION.

     The Board may from time to time and at any time alter, amend, suspend, discontinue or terminate this Plan or, with the consent of an affected holder, any outstanding Awards hereunder, provided, however, that no such action of the Board may, without the approval of the shareholders of the Company, alter the provisions of the Plan or outstanding Awards so as to (i) increase the maximum number of Shares which may be subject to Awards under the Plan (except as provided in Section 5(b)); or (ii) change the class of persons eligible to receive Awards; or (iii) amend the Plan in any manner that would require shareholder approval under Rule 16b-3 of the Exchange Act or under Section 162(m) of the Code.

14.  PREEMPTION BY APPLICABLE LAWS AND REGULATIONS.

     Notwithstanding anything in the Plan to the contrary, if, at any time specified herein for the making of any determination or payment, or the issuance or other distribution of Shares, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either the Company or the Participant (or the Participant's beneficiary), as the case may be, to take any action in connection with any such determination, payment, issuance or distribution, the issuance or distribution of such Shares or the making of such determination or payment, as the case may be, shall be deferred until such action shall have been taken.

15.  CHANGE IN CONTROL LIMITATION.

     Notwithstanding any other provision in the Plan, to the extent that the acceleration of exercisability or vesting of an Award under this Plan following a Change in Control, when aggregated with other payments or benefits to the Participant, whether or not payable pursuant to this Plan, would, as determined by tax counsel selected by the Company, result in "excess parachute payments" (as defined in Section 280G of the Code) such parachute payments or benefits provided to a Participant under this Plan shall be reduced to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code, but only if, by reason of such reduction, the Participant's net after tax benefit shall exceed the net after tax benefit if such reduction were not made. "Net after tax benefit" shall mean the sum of (i) all payments and benefits which a Participant receives or is then entitled to receive that would constitute a "parachute payment" within the meaning of
Section 280G of the Code, less (ii) the amount of federal income taxes payable with respect to the payments and benefits described in (i) above calculated at the maximum marginal income tax rate for the year in which such payments and benefits shall be paid to the Participant (based upon the rate for such year as set forth in the Code at the time of the first payment of the foregoing), less
(iii) the amount of excise taxes imposed with respect to the payments and benefits described in (i) above by Section 4999 of the Code.

16.   MISCELLANEOUS.

                  (a) No Employment Contract. Nothing contained in the Plan shall be construed as conferring upon any Participant the right to continue in the employ, or as a Trust Manager or Director of or consultant to, of the Company or any Affiliate.

                  (b) Employment or Service with Affiliates. Employment by, or service for, the Company for the purpose of this Plan shall be deemed to include employment by, or service for, any Affiliate.

                  (c) No Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to Shares covered by the Participant's Award until the date of the issuance of such Shares to the Participant pursuant thereto. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.

                  (d) Nonassignability. Neither a Participant nor a Participant's estate, personal representative or beneficiary shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such Participant's estate's, personal representative's or beneficiary's interest arising under the Plan nor shall such interest be subject to seizure for the payment of a Participant's or beneficiary's debts, Judgments, alimony, or separate maintenance or be transferable by operation of the law in the event of a Participant's, estate's, personal representative's or beneficiary's bankruptcy or insolvency and to the extent any such interest arising under the Plan is awarded to a spouse pursuant to any divorce proceeding, such interest shall be deemed to be terminated and forfeited, notwithstanding any vesting provisions or other terms herein or in such Award.

                  (e) Application of Funds. The proceeds received by the Company from the sale of Shares pursuant to the Plan will be used for its general business purposes.

                  (f) Governing Law: Construction. All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Texas without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.